SEMI-ANNUAL REPORT
                              IAI MONEY MARKET FUND
                                  July 31, 2000
                                   (unaudited)




                                     [LOGO]
                                       IAI
                                  Mutual Funds

                                TABLE OF CONTENTS
                              IAI Money Market Fund
                                  July 31, 2000
                                   (unaudited)

Letter to Shareholders.....................................................2

Fund Manager's Review......................................................3

Fund Portfolio..........................................................   5

Notes to Fund Portfolio....................................................7

Statement of Assets and Liabilities........................................8

Statement of Operations....................................................9

Statements of Changes in Net Assets.......................................10

Financial Highlights......................................................11

Notes to Financial Statements.............................................12

Adviser, Custodian, Legal Counsel,............................Inside Back Cover
 Independent Auditors, Directors

                             LETTER TO SHAREHOLDERS
                             ----------------------
                             IAI Money Market Fund

ECONOMIC OUTLOOK
A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

GENERAL ECONOMY
Although economic growth seems to be slowing, it is still unclear whether this is merely a pause or a more sustainable trend. Economic signals are mixed. The housing market has cooled as a result of higher interest rates, yet consumer and investment spending remain robust. In each of the last two years, the economy paused in the second quarter, only to reaccelerate in the last half of the year. This pattern could repeat itself in 2000, despite higher energy prices and six rate increases by the Fed.

INFLATION
Inflation is still creeping higher, even when measured on a core basis (excluding volatile food and energy prices). Labor productivity gains have been a positive surprise, helping to reduce unit labor costs. Commodity (excluding energy) and gold prices are relatively stable, providing some evidence that the Fed's policy is working. Nevertheless, the rate of inflation should continue to move modestly higher in the months ahead.

LABOR MARKET
Private sector payroll gains remained below trend in July. However, some anecdotal evidence indicates that job gains have slowed because businesses can't find enough qualified people to hire. If this thesis is correct, the unemployment rate should gradually move lower in the coming months.

MONETARY POLICY
The Fed is now unlikely to raise rates at its upcoming meeting in August. Policy makers are relying on their gradual approach to create a soft landing. As a result, they are not likely to make any changes unless they believe the move is justified by the data. Rising productivity, signs of a modest, but sustainable slowdown, recent uncertainty in the labor market data and a relatively benign inflation outlook are all reasons for the Fed to be patient. Current policy is mildly restrictive, but not tight.

BOND MARKET OUTLOOK
Bond markets ended the month of July in positive territory, with many of the sectors that have underperformed on a year-to-date basis staging a strong rally. The U.S. economy showed further signs of a slowdown in some sectors, particularly housing, which has softened in response to the Fed's year-long campaign to raise interest rates.

In a perfect world, the Fed would achieve its widely anticipated soft landing, with real growth slowing to a more sustainable and non-inflationary pace, while corporate profits and productivity gains remain robust. Unfortunately, the market is now priced for perfections, and any evidence contradicting this scenario will not be well received by the market.

                             FUND MANAGER'S REVIEW
                             ---------------------
                             IAI Money Market Fund

HOW HAS THE FUND PERFORMED?
The Fund earned a return of 2.81% during the six month period ended July 31, 2000. This compares favorably with the Lipper Money Market Fund Average Index which gained 2.72% for the same period.

WERE THERE ANY SIGNIFICANT CHANGES?
There were no major changes in investment approach during the past six months.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?
During the past six months, the Fed increased short-term interest rates, the yield curve became inverted for maturities from two years to 30 years, and credit quality spreads widened dramatically. The money market yield curve, unlike the longer yield curve referenced above, remained relatively flat for maturities from one week to three months. However, short-term yields rose in response to Fed rate increases.

The Fund has maintained a relatively short maturity structure to benefit from rising yields. Issues have been positioned to mature shortly after each successive Fed meeting. This strategy has allowed the Fund to take advantage of rising rates without sacrificing yield. The Fund has continued to invest primarily in high quality commercial paper. This strategy allows the Fund to maintain ample liquidity and flexibility.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Recent signs of an economic slowdown have helped reduce interest rates and shrink credit spreads, leading to a rally in the bond market. We plan to maintain the same high quality, shorter maturity strategy until it becomes clear that the Fed is finished tightening.

                             FUND MANAGER'S REVIEW
                             ---------------------
                             IAI Money Market Fund

                            AVERAGE ANNUAL RETURNS*
                                Through 7/31/00

                                                                Since Inception
                                6 Months***  1 Year    5 Years     1/5/93
=========================================================================
IAI MONEY MARKET FUND             2.81%      5.41%      5.04%      4.60%
Lipper Money Market Instrument
  Fund Average                    2.72%      5.18%      4.86%      4.44%**

    * Past perfomance is not predictive of future performance.
    ** Since 1/1/93
    *** Not Annualized

SECTORS
% of Portfolio as of 7/31/00

Commercial Paper                      83%
U.S. Government & Government Agency   17%

EFFECTIVE MATURITY
% of Portfolio as of 7/31/00

0-1 months    79%
1-3 months    21%


Note to Fund Manager's Review

Performance data for the IAI Money Market Fund assumes reinvestment of all
dividends.   The  IAI Money Market Fund  is managed to maintain a stable share value of $1.00 and historically has always achieved this objective. But, unlike bank deposits and CDs, money market funds are not guaranteed, and there can be no assurance that a stable share value will be maintained.

Past performance is not a guarantee of future results. More complete information about the Fund, including charges, and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, reigstered trademarks or copyrights of their respective sponsoring companies.

                                 FUND PORTFOLIO
                                ----------------
                              IAI Money Market Fund

                                  July 31, 2000
                                   (unaudited)
          (percentage figures indicate percentage of total net assets)

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES - 17.0%
                                                   Principal         Market
                          Rate       Maturity        Amount          Value (a)
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 11.9%
Federal Home Loan Banks
Discount Note              6.40 %    09/05/00      $ 1,000,000        $ 993,778
Federal National Mortgage
Association Discount Note  6.39      08/09/00        1,000,000          998,580
                                                                       --------
                                                                      1,992,358
-------------------------------------------------------------------------------
U.S. TREASURY BILL - 5.1%
U.S. Treasury Bill         6.00      09/14/00          850,000          843,767
===============================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
(Cost:  $2,836,125)                                                 $ 2,836,125
===============================================================================

COMMERCIAL PAPER - 82.9%
                                                   Principal         Market
                           Rate       Maturity        Amount          Value (a)
-------------------------------------------------------------------------------
AUTOMOBILE FINANCING - 10.5%
Ford Motor Credit          6.47 %    08/23/00        $ 860,000        $ 856,599
General Motors Acceptance  6.64      08/15/00          895,000          892,755
                                                                      ---------
                                                                      1,749,354
-------------------------------------------------------------------------------
CHEMICALS - 5.3%
Dupont (E.I.) De Nemours   6.46      08/17/00          890,000          887,445
-------------------------------------------------------------------------------
COSMETICS - 5.1%
Procter & Gamble           8.48      08/30/00          850,000          845,563
-------------------------------------------------------------------------------
DRUGS - 5.3%
Abbot Laboratories         6.44      08/01/00          880,000          880,000
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 5.2%
International Business
Machines                   6.48      08/17/00          865,000          862,353
-------------------------------------------------------------------------------
FINANCIAL - 10.7%
Bell Atlantic Network
Funding                    6.50      08/24/00          900,000          896,262
General Electric Capital   6.48      09/07/00          890,000          884,073
                                                                       --------
                                                                      1,780,335
-------------------------------------------------------------------------------
FOODS AND FOOD PROCESSING - 10.5%
Coca Cola                  6.48 %    08/08/00          900,000          898,869
Sara Lee                   6.48      08/28/00          850,000          845,869
                                                                        -------
                                                                      1,744,738
--------------------------------------------------------------------------------

                    See accompanying Notes to Fund Portfolio

                                 FUND PORTFOLIO
                               -----------------
                             IAI Money Market Fund

                                  July 31, 2000
                                   (unaudited)
          (percentage figures indicate percentage of total net assets)

COMMERCIAL PAPER (Continued) 83.2%
                                                   Principal         Market
                          Rate       Maturity        Amount          Value (a)
-----------------------------------------------------------------------------
INDUSTRIAL FINANCING - 10.4%
Bellsouth Capital
Funding (b)               6.46      08/22/00         $890,000         $886,646
Unilever Capital (b)      6.44      09/08/00          860,000          854,154
                                                                     ----------
                                                                     1,740,800
-------------------------------------------------------------------------------
PUBLISHING - 5.3%
Washington Post (b)       6.49      08/16/00          895,000          892,580
-------------------------------------------------------------------------------
UTILITIES - 14.6%
Duke Energy               6.48      08/11/00          860,000          858,452
Emerson Electric (b)      6.48      08/18/00          700,000          697,858
Wisconsin Electric Power  6.48      08/29/00          885,000          880,540
                                                                      --------
                                                                     2,436,850
==============================================================================
TOTAL INVESTMENTS IN COMMERCIAL PAPER (Cost:  $13,820,018)         $13,820,018
==============================================================================
TOTAL INVESTMENTS IN SECURITIES(Cost:  $16,656,143) (c)            $16,656,143
==============================================================================
OTHER ASSETS AND LIABILITIES (NET) - 0.1%                             $ 17,712
==============================================================================
TOTAL NET ASSETS                                                  $ 16,673,855
==============================================================================

                    See accompanying Notes to Fund Portfolio

                             NOTES TO FUND PORTFOLIO
                              --------------------
                              IAI Money Market Fund

                                  July 31, 2000
                                   (unaudited)


                                      (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A 4(2) of the securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under quidelines established by the Board of Directors. The market value of such securities was $3,331,238 ( 20.0% of net assets) at July 31, 2000.

                                       (c)

At July 31, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

         Cost for federal tax purposes                        $16,656,143
                                                              ===========
         Gross unrealized appreciation                        $        --
         Gross unrealized depreciation                                 --
                                                              -----------
         Net unrealized appreciation                          $        --
                                                              ===========

                       STATEMENT OF ASSETS AND LIABILITIES
                            ------------------------
                              IAI Money Market Fund

                                  July 31, 2000
                                   (unaudited)
------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (Cost: $16,656,143)       $ 16,656,143
Cash                                                                24,801
Interest receivable                                                  1,884
                                                              ------------
     Total assets                                               16,682,828


LIABILITIES
Accrued management fee                                               8,973
                                                              ------------
    Total liabilities                                                8,973
                                                              ------------
        Net assets                                            $ 16,673,855
                                                              ============

NET ASSETS REPRESENTED BY:
Paid in capital                                               $ 16,673,855
Undistributed net investment income                                      -
Accumulated net realized losses on investments                           -
                                                              ------------
        Net assets                                            $ 16,673,855

Shares of capital stock outstanding (authorized 10 billion
 shares, $0.01 par value)                                       16,707,897
                                                              ------------

        Net asset value, redemption and offering price
        per share                                                   $ 1.00
                                                              ============

                 See accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS
                               -------------------
                              IAI Money Market Fund


                         Six Months Ended July 31, 2000
                                   (unaudited)
-------------------------------------------------------------------------------
NET INVESTMENT INCOME
     Income:
        Interest                                                      $ 606,820
                                                                       --------
           Total income                                                 606,820
                                                                       --------
     Expenses (Note 3)
        Management fees                                                  59,368
        Compensation of Directors                                         7,656
                                                                       --------
           Total expenses                                                67,024
                                                                       --------
           Less fees reimbursed by Advisers                              (7,656)
                                                                       --------
           Net expenses                                                  59,368
                                                                       --------
           Net investment income                                      $ 547,452
                                                                       ========
                 See accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                         ------------------------------
                              IAI Money Market Fund


                                       Six months ended           Year ended
                                        July 31, 2000          January 31, 2000
-------------------------------------------------------------------------------
OPERATIONS
     Net investment income                 $ 547,452             $ 1,202,775
                                            ---------            ------------
        Net increase in net assets
        resulting from operations            547,452               1,202,775
                                            ---------            ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income               (548,693)             (1,214,077)
                                            ---------             -----------
        Total distributions                 (548,693)             (1,214,077)

CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of
       27,153,719 and 41,931,306 shares    27,153,719             41,931,306
     Net asset value of 494,895 and
       1,256,715 shares issued in
       reinvestment of distributions          494,895              1,256,715
     Cost of 31,586,210 and 57,994,230
       shares redeemed                    (31,586,210)           (57,994,230)
                                           ----------            -----------
         Decrease in net assets from
          capital share transactions       (3,937,596)           (14,806,209)
                                           ----------            -----------
        Total decrease in net assets       (3,938,837)           (14,817,511)

     Net assets at beginning of period     20,612,692              35,430,203
     Net assets at end of period         $ 16,673,855            $ 20,612,692
                                         ============            ============
       including overdistributed net
         investment income of:           $          -            $          -
                                         ============            ============


                See accompanying Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS
                               ------------------
                              IAI Money Market Fund

 Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

                             Six months ended     Years ended January 31,
                              July 31, 2000  -----------------------------------
                               (unaudited)   2000   1999   1998   1997    1996
--------------------------------------------------------------------------------

NET ASSET VALUE
 Beginning of period             $ 1.00    $ 1.00 $ 1.00   $ 1.00 $ 1.00 $ 1.00
                                 -----------------------------------------------

OPERATIONS
    Net investment income          0.03     0.05    0.05     0.05   0.05    0.05
                                 -----------------------------------------------

DISTRIBUTIONS
     Net investment income        (0.03)   (0.05)  (0.05)   (0.05) (0.05) (0.05)
                                 -----------------------------------------------
NET ASSET VALUE
     End of period               $ 1.00   $ 1.00  $ 1.00   $ 1.00 $ 1.00  $ 1.00
                                 ===============================================

Total investment return*          2.81%    4.76%   4.96%    5.05%   4.89%  5.46%

Net assets at end of period
    (000's omitted)             $16,674  $20,613 $35,430 $22,507 $26,140 $27,395

RATIOS
    Expenses to average daily
      net assets**              0.60%***   0.60%   0.60%    0.60%   0.56%  0.50%
    Net investment income to
     average daily net assets** 5.53%***   4.56%   4.80%    4.93%   4.80%  5.34%

      * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
     ** The Fund's adviser voluntarily waived $21,950 and $76,386 in expenses for the years ended January 31, 1997 and 1996. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 0.63%, and 0.74% respectively, and the ratio of net investment income to average daily net assets would have been 4.73% and 5.10%, respectively.
     ***Annualized.

                          NOTES TO FINANCIAL STATEMENTS
                           --------------------------
                              IAI Money Market Fund

                                  July 31, 2000
                                   (unaudited)



[ 1 ]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Money Market Fund (Money Market Fund) is a separate portfolio of IAI Investment Funds VI, Inc. The Fund's objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. This report covers only the Money Market Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in the Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Interest income is accrued daily. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income are declared daily and paid on the first business day of the following month. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                           --------------------------
                              IAI Money Market Fund

                                  July 31, 2000
                                   (unaudited)



[ 2 ]  COMMITMENTS AND CONTINGENCIES

INSURANCE
For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT
The Fund, together with other funds advised by Advisers, have an available joint line of credit of $25,000,000 with Firstar Bank, N.A. at the prime interest rate less 2%. To the extent funds are drawn against the line, securities are segregated by the Fund. No compensating balances are required under the line of credit, however, a commitment fee of .10% per annum on the commitment amount of the line is payable quarterly in arrears. Advisers has agreed to pay the commitment fee on behalf of the Fund. There were no borrowings outstanding for the Fund at July 31, 2000.

[ 3 ]  FEES AND EXPENSES
Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. This fee is equal to an annual rate of 0.60% declining to 0.50% of average daily net assets. The fee is paid monthly. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[ 4 ]  PURCHASES AND SALES OF SECURITIES
For the six months ended July 31, 2000, purchases of securities and sales proceeds for the Fund aggregated:

                 U.S. Government                 Other
Purchases          $42,618,088                $301,387,874
Sales              $42,024,499                $306,481,476

[ 5 ]  SUBSEQUENT EVENT
On June 12, 2000, the Fund's board of directors recommended that the IAI Funds be reorganized into comparable mutual funds advised by a subsidiary of Federate Investors, Inc. (Federated Investors). On June 16, 2000, Investment Advisers, Inc. (Advisers), the IAI Funds' investment adviser, announced they had entered into an agreement with Federated Investors to sell the IAI Funds, including the IAI Money Market Fund, to Federated Investors. The proposed acquisition was approved by the IAI Funds' shareholders. The acquisition occurred on September 15, 2000.

                    =========================================
                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA

                                  800-945-3863
                                  612-376-2600

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                    =========================================


                                     [LOGO]
                                       IAI
                                  Mutual Funds

                                IAI Mutual Funds
c/o Firstar Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701
                                      USA
                                  800-945-3863